Form 8-A
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                      Mid Penn Bancorp, Inc.
        --------------------------------------------------
      [Exact name of registrant as specified in it charter]


         Pennsylvania                           25-1666413
    -----------------------                 -------------------
    (State of incorporation                   (I.R.S. Employer
         organization )                      Identification No.)

349 Union Street, Millersburg, Pennsylvania           17061
-------------------------------------------       -------------
(Address of principal executive offices)           (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Common Stock                  American Stock Exchange
-------------------------         ------------------------------
    Title of each class            Name of each exchange on which
   to be so registered            each class is to be registered

     If this form relates to the registration of  a class of
securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the
following box.  X
               ---

     If this form relates to the registration of a class of
securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the
following box.
              ---

     Securities Act registration statement file number to which
this form relates:   N/A

     Securities to be registered pursuant to Section 12(g) of the
Act:

                              None
                    -------------------------
                         (Title of class)

                          Not Applicable
                    -------------------------
                         (Title of class)

                           Page 1 of 4
                   Sequentially Numbered Pages

Item 1.  Description of Registrant's Securities to be Registered.

     The information required herein is incorporated by reference to the Registrant's Registration Statement No. 33-42938 on
     Form S-4 , filed with the Securities and Exchange Commission on September 30, 1991.

Item 2.  Exhibits.

     The following Exhibits are filed herewith, or incorporated by reference as a part of this Report:

     3(i) Registrant's Articles of Incorporation. (Incorporated by reference to Exhibit 3(i) to Registrant's Annual
           Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange
           Commission on March 24, 1997.

     3(ii) Registrant's By-laws.(Incorporated by reference to Exhibit 3(ii) to Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission on March 24, 1997.

                          SIGNATURE


    Pursuant to the  requirements of Section 12 of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MID PENN BANCORP, INC.
                                   (Registrant)



Dated: November 17, 1997       By  /s/ Eugene F.  Shaffer
                                   -----------------------------
                                   Eugene F.  Shaffer
                                   Chairman of the Board of
                                   Directors, President and Chief
                                   Executive Officer

                         EXHIBIT INDEX


                                                Sequential Page
                                               Number in Manually
Exhibit Number                                  Signed Original
--------------                                  ---------------

    3(i)   Registrant's Articles of Incorporation.
           (Incorporated by reference to
           Exhibit 3(i) to Registrant's Annual
           Report on Form 10-K for the year
           ended December 31, 1996, filed with
           the Securities and Exchange Commission
           on March 24, 1997.

    3(ii)  Registrant's By-laws.(Incorporated by
           reference to Exhibit 3(ii) to
           Registrant's Annual Report on Form 10-K
           for the year ended December 31, 1996,
           filed with the Securities and Exchange
           Commission on March 24, 1997.

                              4